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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: JUNE 15, 2005
                                          -------------
                        (Date of earliest event reported)

                         TRAVELCENTERS OF AMERICA, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)

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
              Delaware                            333-52442                         36-3856519
              --------                            ---------                         ----------
  (State or Other Jurisdiction of         (Commission File Number)       (IRS Employer Identification No.)
           Incorporation)

  24601 Center Ridge Road, Suite 200, Westlake, Ohio                              44145-5639
  --------------------------------------------------                              ----------
       (Address of principal executive offices)                                   (Zip Code)
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Registrant's telephone number, including area code:  (440) 808-9100
                                                     ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 15, 2005, TravelCenters of America, Inc. (the "Company"), TA Operating Corporation, TA Travel, L.L.C. and TA Licensing, Inc., as guarantors, and U.S. Bank National Association, as successor trustee to State Street Bank and Trust Company (the "Trustee"), entered into a supplemental indenture (the "Supplemental Indenture") amending the indenture dated as of November 14, 2000 (the "Indenture") governing the Company's 12 3/4% Senior Subordinated Notes due May 1, 2009 (the "Notes"). The Supplemental Indenture eliminates substantially all of the restrictive covenants, certain events of default and certain other related provisions from the Indenture. The amendments to be effected by the Supplemental Indenture will not become operative unless and until the Company's previously announced tender offer and consent solicitation relating to the Notes is consummated. The tender offer will expire at midnight, New York City time, on June 29, 2005, unless extended. As of 5:00 P.M., New York City time, on June 15, 2005, the Company had received valid tenders and consents from holders of approximately $187,000,000 principal amount (approximately 98.42%) of the Notes pursuant to the tender offer and consent solicitation. A copy of the Supplemental Indenture is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

         The Supplemental Indenture will modify the rights of the holders of the Notes when it becomes operative. Therefore, the information under Item 1.01 of this Current Report is incorporated herein by reference.


ITEM 7.01 REGULATION FD DISCLOSURE

         On June 16, 2005, the Company issued a press release announcing that as of 5:00 P.M., New York City time, on June 15, 2005, the Company had received valid tenders and consents from holders of approximately $187,000,000 principal amount (approximately 98.42%) of the Notes in connection with the Company's previously announced cash tender offer and consent solicitation relating to the Notes. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         4.1 First Supplemental Indenture, dated as of June 15, 2005, by and between the Company, the guarantors party thereto and U.S. Bank National Association, as Trustee


         99.1 Press release dated June 16, 2005 related to the Company's consent solicitation.

         The press release and other reports and statements issued or made by the Company from time to time include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to our future prospects, developments and business strategies. The statements contained in this report that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We have used the words "may," "will," "expect," "anticipate," "believe," "estimate," "plan," "intend" and similar expressions in this report to identify forward-looking statements. These forward-looking statements are made based on our expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by forward-looking statements. The following factors are among those that could cause our actual results to differ materially from the forward-looking statements: (i) changes in interest rates, and (ii) the successful consummation of our refinancing plan and our tender offer and consent solicitation process.

         All of our forward-looking statements should be considered in light of these factors and all other risks discussed from time to time in our filings with the Securities and Exchange Commission. We do not undertake to update our forward-looking statements to reflect future events or circumstances.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TRAVELCENTERS OF AMERICA, INC.



                               By:   /s/   James W. George
                                     ----------------------------------
                                     James W. George,
                                     Executive Vice President,
                                     Chief Financial Officer and Secretary




Date:  June 16, 2005


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